UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 11, 2006
                                                          --------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    001-31565               06-1377322
------------------------------   -------------------   -------------------------
 (State or other jurisdiction      Commission File         (I.R.S. Employer
     of incorporation or               Number             Identification No.)
       organization)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


ITEM 8.01      Other Events
               ------------

               On April 11, 2006, New York Community Bancorp, Inc. (the "Company") issued a press release announcing that it had priced an offering of 24.5 million shares of its common stock for aggregate proceeds of approximately $400 million. The Company intends to use the proceeds to finance the acquisition of Atlantic Bank of New York, which is expected to close later this month. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01      Financial Statements and Exhibits
               ---------------------------------

      (c) Attached as Exhibit 99.1 is the press release issued by the Company on April 11, 2006.

                                    SIGNATURE
                                    ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


  April 11, 2006                     NEW YORK COMMUNITY BANCORP, INC.
-----------------------
       Date
                                     /s/ Joseph R. Ficalora
                                     -------------------------------------------
                                     Joseph R. Ficalora
                                     President and Chief Executive Officer




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                                  EXHIBIT INDEX
                                  -------------



99.1       Press release issued by the Company on April 11, 2006.